WP Large Cap Income Plus Fund
		Schedule of Investments
		August 31, 2026 (Unaudited)
Shares			Fair Value	% of Net Assets

COMMON STOCKS

Air Freight & Logistics
1,000	United Parcel Service, Inc. - Class B +		$ 104,230	0.37%

Banks
60,500	Bank of America Corporation +		3,747,370
10,900	JPMorgan Chase & Co. +		3,880,618
70,000	Mitsubishi UFJ Financial Group, Inc. - ADR +		1,592,500
15,000	UBS Group AG (Switzerland) +		835,800
27,100	Wells Fargo & Company +		2,341,169
			12,397,457	43.37%

Biotechnology
465,000	ImmunityBio, Inc. * +		3,696,750	12.93%

Diversified Financial Services
2,000	Berkshire Hathaway Inc. - Class B * +		1,008,060	3.53%

Hotels, Restaurants & Leisure
1,000	McDonald's Corporation +		263,540	0.92%

Oil, Gas & Consumable Fuels
2,000	Chevron Corporation +		412,280
7,600	ExxonMobil Holdings Corporation +		1,223,220
			1,635,500	5.72%

Software
7,650	Microsoft Corporation +		3,880,768	13.58%

Technology Hardware, Storage & Peripherals
15,000	Apple Inc. +		4,752,750	16.63%

Total for Common Stocks (Cost $6,725,727)			27,739,055	97.05%

MONEY MARKET FUNDS
914,724	Federated Hermes Government Obligations Fund - Institutional
	Class 3.54% **		914,724	3.20%
Total for Money Market Funds (Cost $914,724)

Total Investment Securities (Cost - $7,640,452)			28,653,779	100.25%

	Liabilities in Excess of Other Assets		(71,420)	-0.25%

	Net Assets		$ 28,582,359	100.00%

ADR - American Depositary Receipt
* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at August 31, 2026.
+ Portion or all of the security is pledged as collateral for options written.

WP Large Cap Income Plus Fund
		Schedule of Options Written
		August 31, 2026 (Unaudited)
Underlying Security			Notional	Fair Value
Expiration Date/Exercise Price		Contracts	Amount

Put Options Written
Cboe S&P 500 Index *
June 17, 2027 Puts @ $4,600		26	$ 11,960,000	$ 76,700
Total Put Options Written (Premiums Received $236,347)			$ 11,960,000	$ 76,700

* Non-Income Producing Securities.